                                                                   EXHIBIT 10.18
                        STOCK OPTION GRANT CERTIFICATE

         WIRELESS TELECOM GROUP, INC., a New Jersey corporation (the "Company"), hereby grants to Karabet "Gary" Simonyan (the "Optionee") a stock option (the
"Option") to purchase One Hundred Thousand (100,000) shares (the "Option
Shares") of common stock, par value $0.01 per share, of the Company (the "Common
Stock"), pursuant to the Company's 2000 Stock Option Plan (as such may be amended from time to time, the "Plan") and this stock option grant certificate
(this "Certificate").

1.       Basic Terms of the Option.

         (a) Type of Option. The Option is hereby designated as an Incentive
             Option.

         (b) Term of Option. The Option shall expire at 5 p.m., Eastern
             Standard Time, on March 22, 2015, unless previously terminated pursuant to Section 1(f) hereof.

         (c) Purchase Price. The purchase price per Option Share (the "Purchase
             Price") shall be Two Dollars 57/100 ($2.57), which is an amount equal to the fair market value of the Common Stock of the Company on the Date of Grant (as hereinafter defined). The Company shall pay all original issue or transfer taxes on the exercise of this
             Option and all other fees and expenses necessarily incurred by the
             Company in connection herewith. The Purchase Price shall be payable in cash or, at the discretion of the board of directors
             (the "Board"), in shares of Common Stock, as permitted by the Plan.

         (d)  Vesting.  The Option shall vest and become  exercisable  in accordance  with Section 3 hereof.  The date of grant is March 22,
              2005 (the "Date of Grant").

         (e)  Method of Exercise. The Option shall be exercisable in whole or in part at any time, or from time to time, in accordance with the terms hereof and of the Plan and in accordance with applicable federal and state laws and regulations. The Option, however, may not at any time be exercised with respect to a fractional share.

         (f)  Option Conditioned On Continued Service.

              (i)   If the employment of the Optionee shall be terminated for
                    cause, or if the Optionee leaves such employment
                    voluntarily, the Option shall expire immediately upon such termination. If such employment shall terminate otherwise
                    than by reason of death, disability, retirement, for cause or voluntary termination, the Option may be exercised at any time within three (3) months after such termination, subject to the provisions of subsection (v) of this Section 1(f).

              (ii)  If the Optionee dies (A) while employed by the Company or a subsidiary or parent corporation, or (B) within three (3)
                    months after the termination of the Optionee's employment, other than voluntarily by the Optionee or for cause, the
                    Option, subject to the provisions of subsection (v) of this
                    Section 1(f), may be exercised by a legatee or legatees of the Optionee under the Optionee's last will, or by the
                    Optionee's distributee or distributees under the laws of
                    descent and distribution, at any time within one (1) year
                    after the Optionee's death.

              (iii) If the Optionee becomes disabled while employed by the
                    Company or a subsidiary or parent corporation, such Option, subject to the provisions of subsection (v) of this Section
                    1(f), may be exercised at any time within one (1) year after the termination of employment due to disability.

              (iv)  If the Optionee retires prior to the time the Option has fully vested, the unvested portion of the Option shall, at the discretion of the Board, vest immediately, and the
                    Option may be exercised at any time within one (1) year
                    after the termination of employment due to retirement.

              (v)   An option may not be exercised pursuant to this Section 1(f)
                    except to the extent that the Optionee was entitled to
                    exercise the Option, or any part thereof, at the time of
                    termination of employment or death, and in any event may not be exercised after the original expiration date of the
                    Option. Accordingly, any portion of the Option which is not vested at the time of such termination shall automatically terminate on the date of the termination of employment, and all rights and interests of the Optionee in and to such
                    unvested portion of the Option shall thereupon terminate.

              (vi)  Anything to the contrary in this grant certificate
                    notwithstanding, in the event the Optionee is a party to a restrictive, non-competition or similar covenant with the
                    Company and in the event that all or any part of the Option is exercised and following such exercise the Optionee
                    breaches the restrictive, non-competition or similar
                    covenant, the Optionee shall return to the Company any and all profit received by the Optionee from the exercise of the
                    Option. In addition to this provision, the Company shall
                    have the right to pursue any other legal or equitable remedy that it might have with respect to such breach.

2.       Option Shares.

         (a)  The Option is exercisable upon the presentation and surrender of this Certificate and written notice of exercise of the Option substantially in the form of Annex A hereto, accompanied by payment of the Purchase Price in lawful money of the United States of America in cash or by check made payable to the Company.

         (b)  Status of Option Shares. Effective upon the exercise of the Option in whole or in part and the receipt by the Company of the Purchase
              Price for the Option Shares being purchased, the Optionee shall be the holder of record of such shares and shall have all of the rights of a stockholder with respect thereto (including the right to vote such shares at any meeting at which the holders of the
              Common Stock may vote, the right to receive all dividends declared and paid upon such shares and the right to exercise any rights or warrants issued in respect of any such shares). The Company shall, upon receipt of the Purchase Price, issue in the name of the
              Optionee a certificate representing the Option Shares purchased from time to time.

         (c)  Legend. The Option Shares, unless registered under the Securities
              Act of 1933 (the "Act"), shall bear the ------ following legend:

              "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
              REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE
              "SECURITIES ACT"), AND MAY NOT BE SOLD, PLEDGED, ASSIGNED, OR
              OTHERWISE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE
              REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) IN COMPLIANCE
              WITH RULE 144 UNDER THE SECURITIES ACT, OR (C) THE COMPANY HAS
              BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO
              THE COMPANY THAT NO REGISTRATION IS REQUIRED IN CONNECTION WITH
              SUCH SALE, ASSIGNMENT OR TRANSFER OR THAT AN EXEMPTION TO SUCH
              REGISTRATION IS AVAILABLE." (d) Investment Intent. If the
              certificate representing the Option Shares issuable upon a given exercise is required to bear the legend set forth above (or a legend to like effect), the Optionee shall, by such exercise of the Option, be deemed conclusively to represent and to agree with the Company that the Optionee is acquiring the Option Shares then being purchased for his or her own account and not for the account of others, for investment only, and not with a view to public sale or distribution.

         (e)  Restriction Relating to Certain Mergers. In the event of a merger or consolidation of the Company with a third party which is proposed to be accounted for as a pooling of interests, the
              Optionee shall, if so requested by the Company and notwithstanding any other provision of this Certificate, agree not to sell, assign, gift or in any other way reduce his or her risk

              relative to the Option Shares, and all other shares of Common
              Stock owned by the Optionee for such period after the consummation of such merger or consolidation as the Company shall, upon the adviceof its outside accountants, conclusively determine as necessary to ensure that such merger or consolidation may be validly accounted for as a pooling of interests.

         (f)  Conditions to Issuance to be Satisfied. The Company shall not be required to issue or deliver any certificate representing Option
              Shares, in whole or part, until (i) such shares are qualified for delivery under such securities laws and regulations as may be deemed by the Committee to be applicable thereto, (ii) payment in full of the Purchase Price is received by the Company in cash or stock as provided in Section 1(c) hereof, and (iii) payment in cash of any applicable withholding taxes is received by the
              Company.

3.      Vesting of the Option.

        (a)   Vesting Conditions. The Option shall vest with respect to the
              Option Shares as follows:

              (i)   as to the first one-third (1/3) of the Option Shares, on
                    March 22, 2006; (ii) as to the second one-third (1/3) of the
                    Option Shares, on March 22, 2007; and (iii) as to the
                    remaining one-third (1/3) of the Option Shares, on March 22,
                    2008, provided and on the condition that the Optionee
                    remains in the continuous employ of the Company or any of
                    its subsidiaries at all times from the Date of Grant through each vesting date.

        (b)   Effect of Leave of Absence. A leave of absence from the Company or any of its subsidiaries which is approved by the Board or the
              Committee thereof charged with governing the Plan (the "Plan
              Administrator") with specific reference to the grant evidenced by this Certificate shall not be considered a termination of the
              Optionee's employment with the Company for purposes of this
              Section 3 or any other provision of this Certificate, provided that each vesting date referred to in Section 3(a) which shall follow the commencement of the leave of absence shall be
              automatically deferred for a period equal to the period of the leave of absence.

        (c)   Board's Right to Waiver or Acceleration. Any provision of this
              Section 3 to the contrary notwithstanding, the Plan Administrator reserves the right, in its sole discretion, to waive any condition to the vesting of the Option and accelerate the date on which any installment of the Option shall vest in the event of a change in control of the Company or otherwise.

4.       Definitions.  Unless defined below or elsewhere in this  Certificate, the capitalized  terms used in this  Certificate  shall have the meanings ascribed thereto in the Plan.

5.       General Provisions.

        (a)   Administration and Construction. The provisions hereof shall be administered and construed by the Plan Administrator, whose decisions shall be conclusive and binding on the Company, the
              Optionee and anyone claiming under or through either of them.
              Without limiting the generality of the foregoing, any
              determination as to whether or not an event has occurred or failed to occur which causes any unvested portion of the Option to be forfeited or become vested pursuant hereto, shall be made in the good faith but otherwise absolute discretion of the Plan
              Administrator. By the Optionee's acceptance of this Certificate, the Optionee and each person claiming under or through the
              Optionee irrevocably consents and agrees to all actions, decisions and determinations to be taken or made by the Plan Administrator in good faith pursuant to this Certificate and the Plan.

        (b)   No Employment Rights. No provision of this Certificate or of the
              Plan shall confer upon the Optionee any right to continue in the employ of the Company or any of its subsidiaries or shall in any way affect the right of the Company or any such subsidiary to dismiss, or otherwise terminate the employment of, the Optionee at any time for any reason or no reason or shall impose upon the
              Company or any of its subsidiaries any liability for any
              forfeiture of any unvested portion of the Option which may result under this Certificate if the Optionee's employment is so
              terminated.

        (c)   No Rights in Option Stock. The Optionee shall have no rights as a shareholder in respect of any Option Shares as to which the Option shall not have been exercised and payment made as herein provided.

        (d)   Recapitalization. If the Optionee receives, with respect to the
              Option, any other option or warrant to purchase securities of the
              Company or of any other entity as a result of any
              recapitalization, merger, consolidation, combination, or exchange of shares or a similar corporate change, any such other option or warrant received by the Optionee shall likewise be subject to the terms and conditions of this Certificate and shall be included in the term "Option." Similarly, any securities or other property as to which such other option or warrant is exercisable shall be included in the term "Option Shares." In the event of any such corporate change, the Purchase Price set forth in Section 1(c)
              shall be appropriately adjusted by the Plan Administrator such that the aggregate price for all such Option Shares is not changed.

        (e)   Legal Representative. In the event of the Optionee's death or a judicial determination of the Optionee's incompetence, reference in this Certificate to the Optionee shall be deemed to refer to his or her legal representative or, where appropriate, to such person to whom the Optionee's rights under the Plan shall have passed by will or by the laws of descent and distribution.

        (f)   Holidays. If any event provided for in this Certificate is scheduled to take place on a legal holiday, such event shall take place on the next succeeding day that is not a legal holiday.

        (g)   Notices to the Company. Any notice or other communication to the
              Company pursuant to any provision of this Certificate shall be deemed to have been delivered when delivered in person to the
              Corporate Secretary of the Company or when deposited in the United
              States mail, first class postage prepaid, addressed to the
              Corporate Secretary of the Company at 25 Eastmans Road,
              Parsippany, New Jersey, 07054 , or at such other address of which the Company may from time to time give the Optionee written notice in accordance with Section 5(h) hereof.

        (h)   Notices to the Optionee. Any notice or other communication to the
              Optionee pursuant to any provision of this Certificate shall be deemed to have been delivered when delivered to the Optionee in person or when deposited in the United States mail, first class postage prepaid, addressed to the Optionee at his or her address on the security holder records of the Company or at such other address of which the Optionee may from time to time give the
              Company written notice in accordance with Section 5(g) hereof.

        (i)   Not Assignable. This Option is not assignable or transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the
              Internal Revenue Code of 1986, as amended or Title I of the
              Employee Retirement Income Security Act, or the rules thereunder.

        (j)   Agreement Subject to Plan. This Certificate is being executed and delivered pursuant to and is subject in all events to the Plan, a copy of which is being delivered to the Optionee concurrently with this Certificate and which is incorporated in this Certificate by reference. Each provision of this Certificate shall be
              administered and construed in accordance with the Plan, and any provision that cannot be so administered or construed shall to that extent be disregarded. If any provision of this Certificate conflicts with, or is inconsistent with, a provision of the Plan, the provision of the Plan shall control.

                              [SIGNATURE PAGE FOLLOWS]

                                  WIRELESS TELECOM GROUP, INC.

                                  By: /s/Paul Genova
                                  -----------------------------------------
                                  Name:  Paul Genova
                                  Title: President and Chief Financial Officer

                                  Dated: March 22, 2005

                                     ANNEX A

Wireless Telecom Group, Inc.
25 Eastmans Road
Parsippany, New Jersey 07054
Attention: Corporate Secretary

Dear Sir:

          I am an optionee under the Incentive Stock Option Plan of Wireless
Telecom Group, Inc. (the "Company"), having been granted on March 22, 2005 an option for One Hundred (100,000) shares of common stock, par value $0.01, of the
Company (the "Option Shares") at an exercise price of ___________ ($____) per share. Of such grant, options for __________________ Option Shares remain unexercised and unexpired as of this date.

          I hereby exercise the aforesaid option for ___________ Option Shares and enclose my check of $________________ in payment of the purchase price for the Option Shares.

                                                Very truly yours,

Dated:__________________________                ________________________________
                                                        Karabet "Gary" Simonyan